Intangible assets, net - Intangible Assets (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Cost:
Business license (a)	$ 404,191	$ 394,949
Trademark (b) (c)	50,989	42,744
Software	1,098,923	901,097
Total cost	1,554,103	1,338,790
Less: Accumulated amortization	(1,450,906)	(773,684)
Intangible assets, net	$ 103,197	$ 565,106